SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 23, 2004
               Date of Earliest Event Reported: December 21, 2004

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

         1-11476                                     95-3977501
  -----------------------                ------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)

 13520 Evening Creek Drive, Suite 130, San Diego, California           92128
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         (Address of Principal Executive Offices)                    (Zip Code)

                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On December 21, 2004, the board of directors of World Waste Technologies, Inc. ("WWT") announced the appointment of James L. Ferris, Ph.D. to serve as a member of WWT's board of directors effective December 21, 2004. Mr. Ferris has served as a member of the board of directors of Albany International Executive since 2000. Mr. Ferris has been a trustee of the Institute of Paper Science and Technology since 2003 and prior to that he was the President and Chief Executive Officer of the Institute of Paper Science and Technology from 1996 to 2003. Mr. Ferris completed the Advanced Management Program at Harvard Business School in 1992, received his Ph.D. (1972) and M.S. (1969) in Paper Science and Engineering from Lewiston University and his B.S. in Chemical Engineering from the University of Washington in 1969.

Mr. Ferris entered into WWT's standard indemnification agreement for directors and officers of the Company, which provides, among other things, that WWT will indemnify Mr. Ferris, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as a director officer, employee, agent or fiduciary of WWT, and otherwise to the full extent permitted under WWT's bylaws and California law.

Mr. Ferris has no family relationships with WWT. As compensation for his service as a director, Mr. Ferris will be reimbursed expenses for attending meetings of the Board of Directors and was awarded an option to purchase 7,000 shares of WWT common stock with an exercise price of $[3.75] that vests 25% each fiscal quarter and will be fully vested one year from the date of grant. The option is exercisable for 10 years.

On December 22, 2004, WWT issued a press release announcing the appointment of Mr. Ferris to the Board of Directors of WWT. A copy of the WWT's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as exhibits to this Current Report on Form 8-K:

EXHIBIT NO.   DESCRIPTION

       10.1 Indemnification Agreement, dated December 21, 2004 between WWT and James L. Ferris.
       99.1   Press Release dated December 22, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       WORLD WASTE TECHNOLOGIES, INC.

                                       By:  /s/ Thomas L. Collins
                                            ------------------------------------
                                            Thomas L. Collins
                                            Chief Executive Officer
Date: December 23, 2004

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

       10.1 Indemnification Agreement, dated December 21, 2004 between WWT and James L. Ferris.
       99.1   Press Release dated December 22, 2004